SPIRIT OF AMERICA ENERGY FUND

(the “Energy Fund” or the “Fund”)

SUMMARY SECTION

Investment Objective:    The investment objective of the Energy Fund is to provide investors long-term capital appreciation and current income.

Fees and Expenses of the Energy Fund:    This table describes the fees and expenses that you may pay if you buy and hold shares of the Energy Fund. You may qualify for sales charge discounts if you invest at least $25,000 in the funds comprising the Spirit of America Investment Funds, Inc. (collectively referred to as the “Spirit of America Investment Funds”). More information about these and other discounts is available from your financial professional and in “Additional Information About How to Purchase Shares” on page 19 of the Fund’s prospectus and “How to Purchase Shares” on page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%
Maximum Deferred Sales Charge (Load)(1) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%

Annual Fund Operating Expenses:

(expenses that you pay each year as a percentage of the value of your investment)

Class A
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(2)	0.66%

Total Annual Fund Operating Expenses	1.86%

Fee Waiver and/or Expense Reimbursement(3)	(0.31)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of shares that were purchased within one year of the redemption date where an indirect commission was paid.
(2)

Other Expenses are based on estimated amounts for the current fiscal year. The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund accrues income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains. The Fund’s accrued income tax liability, if any, is reflected each day in the Fund’s net asset value per share. The income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of income tax expense/(benefit) cannot be reliably predicted from year to year, including with regard to the initial year of the Fund’s operations. Certain states may impose a franchise or similar tax on such equity investments. Such taxes are not included in the expense reimbursement cap.
(3)	Spirit of America Management Corp., the Energy Fund’s investment adviser (the “Adviser”), has contractually agreed to waive advisory fees and/or reimbursable expenses under an Operating Expenses Agreement so that the total operating expenses of the Energy Fund’s Class A Shares will not exceed 1.55% of the average daily net assets of the Energy Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the Energy Fund until April 30, 2016. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions, acquired fund fees and expenses or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Energy Fund within the following three years, provided the Energy Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement can be terminated at any time by the Board of Directors, on behalf of the Energy Fund, upon sixty days prior written notice to the Adviser.

Example:    This Example is intended to help you compare the cost of investing in the Energy Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Energy Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Energy Fund Class A Shares	$724	$1,098	$1,496	$2,606

You would pay the same amount of expenses if you did not redeem your shares.

Portfolio Turnover:    The Energy Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Energy Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Energy Fund’s performance. During the most recent fiscal year ended November 30, 2014, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies:    The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The Fund seeks to achieve its investment objective through diversified exposure to U.S. and non-U.S securities of energy companies and energy related companies which are companies that are principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. As part of its investment process, the Adviser relies on the portfolio manager’s investment experience and research to seek investment opportunities in the energy industry that may provide steady sources of capital appreciation and current income without incurring unnecessary risks.

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The Master Limited Partnership (“MLP”) securities in which the Fund invests are generally common units representing limited partnership interests of energy infrastructure MLPs. The Fund will invest in MLPs that derive the majority of their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and transporting alternative energy infrastructure assets, including alternative fuels such as ethanol, hydrogen and biodiesel. The Fund may invest in MLPs of all market capitalization ranges.

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The Fund may invest in equity securities, including common stock, preferred stock and convertible preferred stock of companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends. With respect to 20% of the Fund’s net assets, the Fund may invest in these equity securities issued by non-energy related companies.

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The Fund may invest in fixed income securities of any grade including those rated below investment grade and of any maturity, as well as non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high yield U.S. corporate bonds (i.e., ‘‘junk’’ bonds), floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”). With respect to 20% of the Fund’s net assets, the Fund may invest in these fixed income securities issued by non-energy related companies.

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The Fund may invest in open-end and closed-end investment companies, the retail shares of actively managed and index exchange-traded funds (“ETFs”), and private equity and debt investments that generally will include traditional private equity and venture capital control positions and minority investments in MLPs and energy infrastructure companies. The Fund currently does not intend that hedge funds, collateralized loan obligations and leveraged buyouts, will be included under such private equity investments.

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The Adviser manages the Fund to achieve investment returns that match or outperform the S&P 500 before deducting Fund fees, expenses and taxes, over the long term by utilizing a disciplined investment process which focuses on risk-reduction and provides a considerable current income component. In managing the Fund’s investment portfolio, the Adviser seeks to avoid riskier investments. For example, the Adviser selects the MLPs in which the Fund invests and their weightings in the Fund’s portfolio by focusing on the business risk profiles of the MLPs, and considering other factors such as liquidity. The Adviser believes that its investment process and strategy provide a compelling balance of risk/reward for shareholders.

Principal Risks of Investing in the Energy Fund:    An investment in the Energy Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Energy Fund’s share price may fluctuate within a wide range. There is no assurance that the Energy Fund will achieve its investment objective. The Energy Fund’s performance could be adversely affected by the following principal risks:

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Limited Operating History.    The Energy Fund has no operating history having commenced operations as of the date of this prospectus. It is designed for long-term investors and not as a trading vehicle. From time to time, the Energy Fund may not achieve the desired portfolio composition and/or diversification. If the Energy Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

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MLP Risk.    Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.

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MLP Deferred Tax Risk.    The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. An investment strategy whereby the fund will likely not qualify as a regulated investment company for U.S. federal income tax purposes and is thereby taxed as a regular corporation is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, net asset value (“NAV”) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies. This could result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This could result in changes over time in the practices applied by the Fund, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

As a “C” corporation, the Fund accrues deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. The Fund will rely to some extent on information provided by the MLPs, which may not be timely, to estimate deferred tax liability and/or asset balances. From time to time, the Fund may modify the estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV may vary dramatically from the Fund’s actual tax liability.

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MLP Affiliates Risk.    The Fund may invest in the debt and equity securities issued by MLP affiliates and companies that own MLP general partner interests that are energy infrastructure companies. The Fund may invest in MLP I-Shares, which represent an indirect ownership interest in MLP common units. MLP I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of MLP I-Shares receive distributions in the form of additional I-Shares. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

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Equity Securities of MLPs Risk.    MLP common units, like other equity securities, can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

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MLP Liquidity Risk.    Although common units of MLPs trade on the NYSE, the NASDAQ, and Amex, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you. The Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

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Concentration Risk.    The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

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Industry Specific Risk.    Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors.

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Private Equity and Debt Risks.    Private equity and debt investments involve a high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest in may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests. Private debt investments also are subject to interest rate risk, credit risk and duration risk.

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Issuer Risk.    The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

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Non-U.S. Issuer Risk.    Certain companies in which the Fund may invest may be non-U.S. issuers. These securities involve risks beyond those associated with investments in U.S. securities, including greater market volatility, higher transactional cost, the possibility that the liquidity of such securities could be impaired because of future political and/or economic developments, taxation by foreign governments, political instability, the possibility that foreign governmental restrictions may be adopted which might adversely affect such securities and that the selection of such securities may be more difficult because there may be less publicly available information concerning such non-U.S. issuers or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. issuers may differ from those applicable to U.S. issuers

•	Reliance on the Adviser Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund.

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Market Risk.    The market value of the Energy Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Energy Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Energy Fund may not appreciate in value as the Adviser anticipates.

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Small Cap Company Risk.    Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

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Dividend and Distribution Risk.    There can be no assurance that a dividend-paying company will continue to make regular dividend payments. In addition, because the Fund will invest a substantial portion of its net assets in MLPs that the Fund’s distributions will be characterized as returns of capital and will result in a corresponding reduction in a shareholder’s basis.

•	Manager Risk. There is a possibility that poor security selection will cause the Energy Fund to underperform compared to relevant benchmarks or other funds with similar investment objectives.

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Interest Rate Risk.    The Energy Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise.

Performance Information:    The bar chart and performance table illustrating the risks of investing in the Energy Fund and the changes in annual total returns will be provided after the Fund has been in operation for a full calendar year.

Investment Adviser:    Spirit of America Management Corp.

Portfolio Manager:    Raymond A. Mathis serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Energy Fund.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Energy Fund.

Purchasing and Selling Fund Shares:

Minimum Initial Investment	Subsequent Minimum Investment
$500	$50

You may redeem your shares of the Energy Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:    The Energy Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. For important tax information please see “U.S. Federal Income Taxes” on page 28 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries:    If you purchase shares of the Energy Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Energy Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE ENERGY FUND

Investment Objective:    The Energy Fund seeks to provide shareholders with long-term capital appreciation and attractive levels of current income through diversified exposure to securities of companies principally engaged in activities in the energy industry, such as the exploration, production, and transmission of energy or energy fuels; the making and servicing of component products for such activities; energy research; and energy conservation. The Fund’s investment objective is non-fundamental, which means that it can be changed by the Board without shareholder approval. The Fund would provide shareholders with sixty days advance notice of a change in its investment objective.

The Adviser evaluates securities prior to investment through conducting rigorous due diligence, and fundamental analysis of the securities. This process includes analyzing publicly available information to evaluate each entity for factors which may include balance sheet strength, future capital requirements, operating cash flow sustainability, and the prospect for future earnings and cash flow growth. Individual securities are analyzed for investment based upon numerous considerations which may include relative valuation, potential for capital appreciation, current distributions, potential for growth of distributions, and the present value of future distributions. Potential investments are selected based on an attractive return prospect relative to the potential risk of not achieving expected returns.

Non-Principal Investment Strategies:    In addition to the investment assets discussed above, the Energy Fund seeks to achieve its investment objective by investing its assets in a combination of the following:

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The Energy Fund may invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA (as defined herein). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions.

•	Derivatives. The Fund may invest up to 5% of its net assets in derivatives, including futures contracts, forward contracts, options, swaps, and structured notes.

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Futures Contracts.    A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.

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Forward Contracts.    Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

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Options.    An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option

(normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or basket of securities. Options on indices give the purchaser the right to receive an amount of cash upon the exercise of the option, provided that the closing level of the index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

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Swap Agreements.    Under a swap agreement, the Fund generally will pay the other party to the agreement (“swap counterparty”) fees plus an amount equal to any negative total returns from the underlying MLPs in exchange for which the swap counterparty will pay the Fund an amount equal to any positive total returns from the underlying MLPs plus any distributions received on those MLPs.

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Structured Notes.    Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, commodity or borrower. The Fund may invest in exchange-traded or privately-issued structured notes. If a Fund invests in privately-issued structured notes, the Fund will evaluate the creditworthiness of the issuer.

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Greenfield Projects.    Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure assets that are integrated with the company’s existing assets. The Fund’s investments in greenfield projects may distribute income. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides the Fund with the opportunity to earn higher returns.

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Limited Liability Company (“LLC”) Common Units.    Some energy infrastructure companies in which the Fund may invest in have been organized as LLCs. These LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings.

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Pay-in-Kind (PIK) Securities.    Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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Private Investments in Public Equity (PIPEs).    PIPEs are equity securities issued in a private placement by companies that have outstanding, publicly traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed.

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Restricted Securities.    The Fund may invest in Rule 144A securities, which are restricted securities that are not registered under the Securities Act of 1933 Act (the “1933 Act”) and only can be offered to and sold by “qualified institutional buyers”. Rule 144A securities may be illiquid or less liquid than other investments because, at times, such securities cannot be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at reasonable prices. A Rule 144A security that was liquid at the time of purchase may subsequently become illiquid.

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U.S. Government Securities.    U.S. Government securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”), and securities of the Small Business Administration); or by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuer or the U.S. Treasury’s commitment to support the issuer’s net worth through preferred stock purchases (such as the securities issued by Fannie Mae (or “FNMA,” formerly the Federal National Mortgage Association) or Freddie Mac (or “FHLMC,” formerly the Federal Home Loan Mortgage Corporation)).

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Royalty Trusts.    The Fund may invest in royalty trusts. However, such investments do not count towards the Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Distributions on royalty trusts in which the Fund may invest will depend upon the declaration of distributions from the constituent royalty trusts, but there can be no assurance that those royalty trusts will pay distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Additional Information About MLPs:    MLPs are generally characterized as “publicly traded partnerships” (as discussed in “U.S. Federal Income Taxes” on page 25) engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the MLPs that the Adviser follows, the majority trade on the NYSE and the rest trade on Amex or NASDAQ. The Fund may also invest in MLPs that are not traded on the NYSE, Amex or NASDAQ. MLPs’ disclosures are regulated by the SEC and MLPs must file Form 10-Ks, Form 10-Qs, and notices of material changes like any publicly traded corporation. MLPs also must comply with certain requirements applicable to public companies under the Sarbanes Oxley Act of 2002. The Fund provides access to a product that issues a single Form 1099 to its shareholders thereby removing the obstacles of federal and state filings (because shareholders do not receive any Schedule K-1) and, for certain tax-exempt shareholders, unrelated business taxable income (“UBTI”) filings, while providing portfolio transparency, liquidity and daily NAV.

To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Temporary Investments:    In anticipation of or in response to adverse market, political or other conditions or large cash inflows or redemptions, the Fund may invest in U.S. government securities, cash and cash equivalents, and money market funds and implement strategies to place the portfolio in defensive posture for a period of time (“temporary defensive period”) until, in the Adviser’s assessment, such condition has abated. During a temporary defensive period, the Energy Fund may invest up to 100% of its net assets in cash and cash equivalents. During temporary defensive periods, the Adviser also may use various strategic transactions to hedge the Fund’s portfolio and mitigate risks with respect to specific MLP investments in the Fund’s portfolio, including derivative contracts, such as the purchase and sale of exchange-listed and over-the-counter put and call options on securities and indices.

The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Non-Principal Risks of Investing in the Energy Fund:    In addition to the investment assets discussed above, the Energy Fund’s performance could be adversely affected by the following risks involving the Energy Fund’s non-principal investment strategies:

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Counterparty Risk.    The Fund may invest in derivatives involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a derivative instrument in the event of the default or bankruptcy of a counterparty. In addition, the Fund may enter into derivative instruments with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which could prevent the Fund from executing a particular investment strategy.

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Derivatives Risk.    The Fund may purchase and sell swap agreements, structured notes, forward contracts, reverse repurchase agreements, futures contracts, options on securities, indices and futures contracts, which may be considered aggressive. Like all investments, investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. In addition, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying MLP or other instrument or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Fund to additional risks that they would not be subject to if it invested directly in the MLPs, instruments or indices underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

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Futures Contracts.    There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract.

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Forward Contracts.    The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

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Options.    There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. When the Fund writes put options on a future contract, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

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Swaps.    A swap agreement is a form of derivative instrument, which may involve the use of leverage. A swap agreement can be volatile and may involve significant risks, including counterparty risk, leverage risk, and liquidity risk. Under a swap agreement, the Fund would swap expenses (including financing charges) when investing through swap agreements, and transaction costs when it changes exposures to the securities underlying a swap agreement, including amounts equivalent to brokerage commissions that would be incurred if the Fund were directly trading in the underlying instruments. These fees and charges will reduce investment returns and increase investment losses. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those obligations. As a result, the use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the instruments underlying the swap agreements than if the Fund had made direct investments.

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Structured Notes.    Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

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Greenfield Projects Risk.    Greenfield projects are private joint ventures with limited or no operating history formed to construct energy-related projects. The Fund’s investments in greenfield projects may distribute income or be structured as pay-in-kind securities (see “Pay-in-Kind (PIK) Securities Risk”). An investment in a greenfield project entails substantial risk, including the risk that the project may not materialize due to, among other factors, financing constraints, the absence of a natural energy source, an inability to obtain the necessary governmental permits to build the project, and the failure of the technology necessary to generate the energy. The Fund’s investment could lose its value in the event of a failure of a greenfield project. Greenfield projects also may be illiquid.

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Pay-In-Kind (PIK) Securities Risk.    Pay-in-kind securities are securities that pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

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Private Investments in Public Equity (PIPEs) Risk.    PIPEs generally involve the purchase of stock at a discount to the current market value per share for the purpose of raising capital. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the Securities Act of 1933, or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. As a result, even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

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Restricted Securities Risk.    The Fund may purchase illiquid securities and restricted securities, which are not readily marketable and are not registered under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund may not be able to sell restricted securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of restricted securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Restricted securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in restricted securities may have an adverse impact on NAV. A restricted security that was liquid at the time of purchase may subsequently become illiquid.

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Investment Companies and Exchange Traded Funds (“ETFs”) Risk.    Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, Fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

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Real Estate Investment Trusts (“REITS”) Risk.    REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P’s 500 Index.

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Credit Risk.    The Energy Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Energy Fund may invest in junk bonds. The Energy Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Energy Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Energy Fund may lose its entire investment in those securities.

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Call Risk.    Another risk that could adversely affect the Energy Fund’s performance is call risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The Energy Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Royalty Trusts Risk.    In many circumstances, the royalty trusts in which the Fund may invest have limited operating histories. The value of the equity securities of the royalty trusts in which the Fund invests may fluctuate in accordance with changes in the financial condition of those royalty trusts, the condition of equity markets generally, commodity prices, and other factors. In addition, the value of royalty trust securities depends on factors that are not within the Fund’s control, including the financial performance of the respective issuers, interest rates, exchange rates and commodity prices (which will vary and are determined by supply and demand factors including weather and general economic and political conditions), the hedging policies employed by such issuers, issues relating to the regulation of the energy industry and operational risks relating to the energy industry.

Additionally, a sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Suitability:    An investment in the Energy Fund may be suitable for intermediate to long-term investors who seek capital appreciation and attractive levels of current income through diversified exposure to securities and other assets of energy and energy related companies. Investors should be willing to accept the risks and potential volatility of such investments. The Fund may be unsuitable for certain investors including, but not limited to, investors who do not want to risk their investment principal.

Disclosure of Portfolio Holdings:    A description of the Energy Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Fund’s Statement of Additional Information.

Commodity Exchange Act Exemption:    The Energy Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Exchange Commission. Therefore, the Energy Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

MANAGEMENT OF THE FUND

Additional Information About the Investment Adviser

The Adviser serves as the investment adviser of the Energy Fund as well as the other funds comprising the Spirit of America Investment Funds, including the Real Estate Income and Growth Fund, the Large Cap Value Fund, the High Yield Tax Free Bond Fund, the Income Fund and the Income & Opportunity Fund. The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Energy Fund as well as the Spirit of America Investment Funds since their inception and has no other assets under management. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

The Adviser invests the Energy Fund’s assets, manages the Energy Fund’s business affairs and supervises the Energy Fund’s day-to-day operations. The Adviser provides the Fund with advice on buying and selling securities in accordance with the Energy Fund’s investment objective, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Energy Fund. The investment advisory agreement for the Energy Fund was approved by its Board of Directors (the “Board”), including the independent directors, on May 14, 2014. A discussion regarding the basis for the Board’s approval of the Energy Fund’s investment advisory contract is available in the Energy Fund’s annual report to shareholders for the year ended November 30, 2014.

The Energy Fund pays the Adviser a fee at the annual rate of 0.95% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement until April 30, 2016 so that the total operating expenses of Energy Fund Class A Shares will not exceed 1.55% of the average daily net assets of the Energy Fund’s Class A Shares. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Energy Fund within the following three years, provided the Energy Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expense Agreement can be terminated at any time, by the Board of Directors, on behalf of the Energy Fund, upon sixty days written notice to the Adviser.

Portfolio Manager

Raymond A. Mathis is primarily responsible for the day-to-day management of the Energy Fund. Mr. Mathis has been associated with the Adviser since 2007. Prior to joining the Adviser, Mr. Mathis was a securities analyst with Standard & Poor’s from 2001 through 2007, covering the Consumer Cyclical and Consumer Staples sectors in addition to Real Estate Investment Trusts. Mr. Mathis began his experience in the commercial real estate management in 1990. Subsequently, he enjoyed a career owning and managing hotel properties in Boston and New Orleans. After receiving his Masters of Business Administration from the University of New Orleans in 1998, he worked as a Project Controller for Starwood Hotels & Resorts Worldwide’s Design and Construction group.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Energy Fund.

Legal Proceedings

On May 7, 2010, David Lerner Associates, Inc. (“DLA”), the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA, including the suspension described below. DLA appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter, beginning on November 19, 2012. The fines and suspensions do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Energy Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Energy Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of the Energy Fund is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for the Energy Fund is computed by adding the value of the Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of the Fund outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

The Energy Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities including, private equity investments and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Energy Fund has established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of the Energy Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Fund’s Liquidity and Rule 144A Securities Guidelines. The Committee is comprised of a portfolio manager of the Fund, the Chief Compliance Officer of the Adviser, any officer of the Fund and any director of the Fund.

When the Adviser determines that a fair value determination is required for a security, the Adviser will call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the meeting of the Committee, a representative of the Adviser familiar with the security will describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) will make a fair value determination for the security and for each security that has been valued by a fair value determination; the Adviser will monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by the Energy Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities, for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT

HOW TO PURCHASE SHARES

You can purchase shares of the Energy Fund through broker-dealers that have executed a selling agreement with the Fund’s distributor, DLA. All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

Purchases by Mail:    Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Energy Fund’s transfer agent, Huntington Asset Services, Inc. (the “Transfer Agent”), together with a check payable to “Spirit of America Energy Fund—Class A Shares.” The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to “Spirit of America Energy Fund—Class A Shares” and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire:    To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Energy Fund by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Energy Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone:    The Energy Fund accepts telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information:    Class A Shares of the Energy Fund are sold at the NAV next determined after receipt of a purchase order by the Transfer Agent, plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested) reduced on investments of $25,000 or more. See “Distribution Arrangements” for more complete information on the shares of the Fund.

Purchase orders for shares of the Energy Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the

NYSE is open for trading, will be purchased at the Energy Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Energy Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Energy Fund reserves the right to suspend the offering of shares of any Fund. The Energy Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Energy Fund will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by the Energy Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Energy Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Energy Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Energy Fund may temporarily limit additional share purchases. In addition, the Energy Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Energy Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers

The Energy Fund may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with DLA. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for such orders to the Energy Fund. Brokers or financial intermediaries through which an investor purchases shares of the Energy Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automatic Investment Plan

Bank Account

You can make additional purchases of shares of the Energy Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Energy Fund may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Energy Fund through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Fund instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

ADDITIONAL INFORMATION ABOUT

HOW TO REDEEM SHARES

Selling Shares:    You may redeem your shares of the Energy Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail:    You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $50,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Energy Fund requires a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire:    With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Energy Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Energy Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Energy Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Energy Fund or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Energy Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Exchanging Shares:    You are permitted to exchange your Class A Shares of the Energy Fund for Class A Shares of another Fund in Spirit of America Investment Fund, Inc., including the Real Estate Income and Growth Fund, the Large Cap Value Fund, the High Yield Tax Free Bond Fund, the Income Fund and the Income & Opportunity Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

Systematic Withdrawal Plan:    The Energy Fund offers a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Energy Fund have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information:    When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Energy Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds sent by check by the Energy Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Energy Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Energy Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Energy Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Energy Fund. The Energy Fund has reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

The Energy Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Energy Fund’s portfolios.

The Energy Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Energy Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any fund not reasonably practicable.

Minimum Balances:    Due to the relatively high cost of maintaining smaller accounts, the Energy Fund reserves the right to involuntarily redeem shares in any account at its then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares:    Energy Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of the Energy Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Energy Fund receives reports from their service provider through which they monitor activity that may be construed to be short-term trading. When such activity appears to be taking place, the Energy Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Energy Fund may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Energy Fund’s procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Energy Fund and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Energy Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State:    If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

DISTRIBUTION ARRANGEMENTS

The Energy Fund offers Class A Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees. The Fund does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the Statement of Additional Information (“SAI”). As of the date of this prospectus, the Energy Fund’s reports and SAI are not currently available on its website, which is under construction; provided, however, that this prospectus and the SAI will be available on the Energy Fund’s underwriter’s website once the offering goes effective.

Rule 12b-1 Plan

The Energy Fund has adopted a Plan of Distribution (the, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay DLA from its own assets for DLA’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Energy Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Class A Shares of the Energy Fund have exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the share class of the Energy Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

The offering price for Class A Shares of the Energy Fund includes a front-end sales charge. The maximum sales charge is 5.75% of the offering price (6.10% of the net amount invested) and is reduced on investments of $25,000 or more. Certain purchases of Class A Shares of the Energy Fund qualify for reduced front-end sales charges, as discussed below.

Sale of Class A Shares

The sales charge you pay for Class A Shares of the Energy Fund depends on the dollar amount invested, as shown in the tables below. Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession.

	Total Sales Charge as a Percentage of		Concession as a Percentage of Offering Price
	Offering Price	Net Amount Invested
Under $25,000	5.75%	6.10%	5.00%
$25,000 or more, but less than $50,000	5.50%	5.82%	5.00%
$50,000 or more, but less than $100,000	4.75%	4.99%	4.25%
$100,000 or more, but less than $250,000	3.75%	3.90%	3.25%
$250,000 or more, but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more, but less than $1,000,000	2.00%	2.04%	1.85%
$1,000,000 or more*	0%	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Energy Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to DLA in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

If a prospective investor puts in orders on the same day to purchase Fund shares for (i) his/her individual account, (ii) joint account, (iii) individual retirement account, (iv) retirement plan account for his/her benefit or (v) his/her trust account, all such orders may be aggregated to determine possible breakpoint eligibility. It is the responsibility of the investor to advise his/her broker that he/she has holdings in other accounts that may qualify him/her for a lower sales charge. Purchases of the Fund made on the same day may be aggregated for breakpoint purposes. This information should be updated whenever changes occur, and it is the investor who is in the best position to be aware of his/her holdings. You may be asked to provide information or records, including account statements, regarding shares of Spirit of America Investment Fund, Inc. held in:

•	all of your accounts at Spirit of America Investment Fund, Inc.;

•	your accounts at another financial intermediary; and

•	accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Sales at Net Asset Value

Class A Shares of the Energy Fund may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, DLA and their affiliates, and certain employee benefit plans for employees of the Adviser and DLA; (iv) persons who establish, to DLA’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of DLA; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by DLA; and (vi) investors who redeem shares of the Spirit of America Investment Funds and then decide to reinvest their redemption proceeds in additional shares of the Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Energy Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Energy Fund anticipates that, a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

Each dividend and distribution, if any, declared by the Energy Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of distributions.

If you buy shares of the Energy Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

Additional Information About Deferred Tax Asset and Liability

Because the Energy Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability is reflected in the Fund’s daily NAV.

The Energy Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV.

The Energy Fund also will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, the taxable income generated from the MLPs), the duration of statutory carry forward periods and the associated risk that operating loss carry forwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carry forwards expire in twenty years and federal capital loss carry forwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Energy Fund’s deferred tax asset and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which information may not be provided to the Fund on a timely basis, in order to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Energy Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Energy Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material.

The following example illustrates two hypothetical trading days of the Fund and the tax effect upon the daily NAV compared to the individual securities. The examples assume a 37.0% deferred tax calculation (maximum corporate tax rate of 35% in effect for 2015 plus estimated state tax rate of 2.0%, net of federal benefit). They do not reflect the impact, if any, of any valuation allowances on deferred tax assets that management may deem appropriate or any other non-income tax expenses that the fund may incur.

NAV price change of MLP Mutual Fund	(1.26)%	NAV price change of MLP Mutual Fund	1.26%

Price change of underlying MLPs in Fund	(2.00)%	Price change of underlying MLPs in Fund	2.00%

Deferred Tax Calculation

Hypothetical Effect of Deferred Tax Calculation on Performance-Down Market	Hypothetical Effect of Deferred Tax Calculation on Performance-Up Market

Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

U.S. Federal Income Taxes

The discussion below and disclosure in the SAI under the heading “U.S. Federal Income Taxes” provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for these purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of the Fund’s shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

•

A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment company;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes; or

•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS DISCLOSURE IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY PERSON FOR THE PURPOSE OF: (A) AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE CODE, AND (B) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR MATTER ADDRESSED HEREIN. THIS DISCLOSURE IS MADE IN ACCORDANCE WITH THE RULES OF TREASURY DEPARTMENT CIRCULAR 230 GOVERNING STANDARDS OF PRACTICE BEFORE THE INTERNAL REVENUE SERVICE.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to Holders of the shares will be taxed under U.S. federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

MLP Equity Securities

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income

Recently enacted legislation generally requires U.S. Holders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares. U.S. Holders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of shares and the proceeds from the sale, exchange or other disposition of shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the Holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%) may apply to such payments if the Holder fails to provide a taxpayer identification number (generally on a Form W-9) or certification of other exempt status, fails to properly report dividend and interest income, and in certain other circumstances.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% U.S. federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of shares occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s shares.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A U.S. HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

How Transactions Are Taxed

When you sell or redeem your Energy Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Energy Fund shares for shares of a different Fund is the same as a sale. Beginning with the 2014 calendar year, the Energy Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2014. Cost basis will be calculated using the Energy Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Energy Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information regarding cost basis reporting is available in the Energy Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Energy Fund’s financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information in the financial highlights table for the periods presented is included and can be read in conjunction with the Energy Fund’s financial statements and related notes, which are in the Fund’s annual report dated as of November 30, 2014. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended November 30, 2014. The report of Tait, Weller & Baker LLP is included in the Energy Fund’s annual report. Please turn to the back cover of this Prospectus to find out how you can obtain a copy of these reports.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented. The financial data below is not reflective of an entire fiscal year and represents the period of July 10, 2014 (commencement of operations) to November 30, 2014.

	For the Period Ended November 30, 2014*
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	(0.05	)¹
Return of capital	0.26¹
Net realized and unrealized loss on investments	(1.03)

Total income from investment operations	(0.82)

Less distributions:
Distributions from net investment income	(0.01)
From return of capital	(0.24)

Total distributions	(0.25)

Net asset value, end of period	$8.93

Total Return²	(8.35	)%³
Ratios/Supplemental Data:
Net assets, end of period (000)	$121,211
Ratio of expenses to average net assets:
Before expense waivers and deferred tax benefit	1.86%[4]
Net of expense waivers and before deferred tax benefit	1.55%[4]
Deferred tax expense[5]	0.00%[4]
Total net expenses	1.55%[4]
Ratio of net investment income to average net assets:
Before expense waivers and deferred tax benefit	(1.76)%[4]
Net of expense waivers and before deferred tax benefit	(1.45)%[4]
Deferred tax benefit[6]	0.51%[4]
Net investment loss	(0.94)%[4]
Portfolio turnover	12	%³

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.
(1)	Calculated using average shares method.
(2)	Calculation does not reflect sales load.
(3)	Calculation is not annualized.
(4)	Calculation is annualized.
(5)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income(loss) and realized and unrealized gain(loss).
(6)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor (DLA)

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 921-4200

Shareholder Services

Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206-6110

(800) 452-4892

Counsel

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Additional information about the Energy Fund is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this prospectus.

Additional information about the investments of the Energy Fund is available in its annual and semi-annual reports to shareholders. In the Energy Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Energy Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Energy Fund without charge, or request other information or make shareholder inquiries, call collect 516-390-5565.

The Energy Fund’s reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-551-8090. The reports and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. As of the date of this prospectus, the Energy Fund’s reports and SAI are not currently available on its website, which is under construction; provided, however, that this prospectus and the SAI will be available on the Energy Fund’s underwriter’s website once the offering goes effective.

Investment Company File No. 811-08231

Spirit of America

Energy Fund

Class A Shares – TICKER: SOAEX

Prospectus

March 30, 2015

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA ENERGY FUND

Class A Shares – TICKER: SOAEX

A Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

March 30, 2015

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Energy Fund (the “Energy Fund”), dated March 30, 2015. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The Energy Fund’s, annual and semi-annual reports to shareholders are separate documents that will be incorporated by reference into this SAI, as appropriate. The annual and semi-annual reports will be available without charge by calling collect 516-390-5565. The Energy Fund’s SAI, and annual and semi-annual reports to shareholders also will be available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America High Yield Tax Free Bond Fund (the “High Yield Fund”), the Spirit of America Income Fund (the “Income Fund”), the Spirit of America Income & Opportunity Fund (the “Opportunity Fund”) and the Spirit of America Energy Fund (the “Energy Fund”) (collectively referred to as the “Funds” and individually as a “Fund”). Each Fund currently only offers Class  A Shares.

INVESTMENT STRATEGIES, POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Energy Fund. You should read it together with the Energy Fund’s section in the Prospectus entitled “Additional Information About The Investment Objective, Principal Investment Strategies, and Related Risks of the Energy Fund.”

The Energy Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings in a combination of securities and other assets of energy and energy related companies. The investment practices described below are not fundamental and may be changed without the approval of the Energy Fund’s shareholders.

MLPs. The Fund invests in MLPs that primarily derive their revenue from energy infrastructure assets and energy related assets or activities, including businesses: (i) involved in the gathering, transporting, processing, treating, terminalling, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal, (ii) primarily engaged in the acquisition, exploitation and development of crude oil, natural gas and natural gas liquids, (iii) that process, treat, and refine natural gas liquids and crude oil, and (iv) engaged in owning, managing, and the transportation of alternative energy infrastructure assets including alternative fuels such as ethanol, hydrogen and biodiesel.

Common Stocks. The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in income-producing convertible securities. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy infrastructure companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. The Fund may invest in the equity of greenfield projects. However, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.

Limited Liability Company (“LLC”) Common Units. Some energy infrastructure companies in which the Fund may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Affiliates and I-Shares

Other MLP Equity Securities. The Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Money Market Instruments. The Fund may invest in cash and cash equivalents, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Fund will not invest in any money market debt instruments.

Pay-in-kind (PIK) Securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold. If the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

Private Equity and Debt Investments. Private equity investments, which include private investments in public equity (“PIPEs”), and private debt investments, involve an extraordinarily high degree of business and financial risk and can result in substantial or complete losses. Some portfolio companies in which the Fund may invest may be operating at a loss or with substantial variations in operating results from period to period and may need substantial additional capital to support expansion or to achieve or maintain competitive positions. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Fund can offer no assurance that the marketing efforts of any particular portfolio company will be successful or that its business will succeed. Additionally, privately held companies are not subject to the Securities and Exchange Commission (“SEC”) reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Private Investments in Public Equity (PIPEs). The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolios cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed income securities and derivative instruments such as call or put options.

Illiquid Securities. The Energy Fund may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Energy Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Energy Fund, however, could affect adversely the marketability of such portfolio securities and the Energy Fund may be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Energy Fund’s Board of Directors (the “Board”), will monitor the liquidity of securities in the Energy Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of security.

Rights and Warrants. The Energy Fund has no current intention to invest in rights and warrants, although the Energy Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the Energy Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Caps, Floors and Collars. The Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially or entirely offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. The Fund may be both a buyer and a seller of these instruments. In addition, the Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Fund may vary from the typical examples described here.

Derivatives Strategies. The Fund may use certain derivative strategies such as options (traded on an exchange and over-the-counter (“OTC”), or otherwise), futures contracts (sometimes referred to as “futures”), options on futures contracts and forward contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in any MLP or other underlying security, for leverage, to attempt to hedge or limit the exposure of the Fund’s position, to collateralize cash, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. The Fund will not use derivatives for investment purposes. For a discussion regarding swap agreements, please see the section entitled, “Swap Agreements” below.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association, the Fund is not deemed to be a commodity pool under the Commodity Exchange Act (“CEA”) and its Adviser therefore is not subject to registration or regulation as a commodity pool operator under the CEA. However, the registration exclusion was amended in February 2012. Under the amended rules, the investment adviser of a registered investment company may claim exclusion from registration as a commodity pool operator only if the registered investment company that it advises uses futures contracts solely for “bona fide hedging purposes” or limits its use of futures contracts for non-bona fide hedging purposes to certain de minimis amounts. If the Fund previously qualified for the exclusion under Rule 4.5, and the Fund does not qualify for the amended exclusion, its adviser will have to register with the CFTC as a commodity pool operator. The Fund does not currently expect to use futures trading beyond these de minimis thresholds.

The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In this regard, any further amendment to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the Exchange and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of a counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to affect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. The Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed-upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any forward contract unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Hybrids. The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the Fund’s NAV. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements. The Fund may enter into one or more swap agreements that provide exposure to MLPs. The types of swap agreements that the Fund may enter into include: total return, interest rate, index, and currency exchange rate swap agreements. The Fund may use swap agreements to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an investment, such as an MLP. Swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange payments that reflect the returns (or differentials in rates of return) earned or realized on specified rates, investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a stipulated “notional amount” (i.e. ., the dollar amount hypothetically invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities). The “notional amount” of a swap agreement is normally not paid or exchanged, but rather serves as the basis by which to calculate the parties’ obligations.

The swap agreements that the Fund would enter into typically provide for the parties to settle their payment obligations on a “net basis.” Consequently, the Fund’s obligation (or rights) to make (or receive) a payment under a swap agreement on any given day will generally be equal only to the net amount to be paid or received under the agreement on that day. Similarly, the Fund’s net asset value will reflect any amount by which the marked-to-market value of the Fund’s swap transactions with a swap counterparty on a net basis is positive (“in the money”) or negative (“out of the money”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any net amount plus any out of the money amount owed by the Fund to a counterparty will be “covered” by pledging collateral or marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way that is detrimental to the Fund’s interest. Using any swap agreement will expose the Fund to the risk that the swap agreement will have or will develop imperfect or no correlation with the value of the assets the swap agreement is designed to track, causing losses to the Fund. Because they are two-party contracts and because they may be subject to contractual restrictions on transferability and termination and have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the Fund’s limitations on investments in illiquid securities. Moreover, swap agreements generally do not involve the delivery of securities or other underlying assets. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In the event of such a default or bankruptcy, the Fund’s contractual remedies pursuant to a swap agreement may be limited. Swap agreements may be subject to termination by counterparties upon certain events that would require the Fund to immediately pay an amount equal to the net liability of open positions, if any, under the agreement. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements

The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010 and will remain so to a substantial degree until final regulations implementing the Dodd-Frank Act are promulgated and become effective. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), support those trades with collateral, terminate new or existing swap agreements or to realize amounts to be received under such instruments.

Portfolio Turnover

It is the Energy Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Energy Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in the Energy Fund’s portfolio were replaced once within a period of one year. For the fiscal year ended November 30, 2014, the Energy Fund had a portfolio turnover rate of 12%.

Temporary Investments

From time to time, the Energy Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Energy Fund may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Energy Fund may sell short U.S. Treasury Contracts. The Energy Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Energy Fund maintains a temporary defensive position, it may not achieve their investment objective.

Fundamental Policies of the Energy Fund

In addition to the Energy Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Energy Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Energy Fund may not:

a)	with respect to 75% of its total assets, have such assets represented by other than: securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets; and to not more than 10% of the outstanding voting securities of such issuer.

b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities in the energy sector and to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

c)	purchase or sell real estate;

d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

g)	participate on a joint or joint and several basis in any securities trading account;

h)	purchase or sell commodities or commodity contracts in accordance with the regulations under the 1940 Act other than as permitted in the Prospectus or this SAI;

i)	invest in interests in oil, gas, or other mineral exploration or development programs in accordance with the regulations under the 1940 Act other than as permitted in the Prospectus or this SAI;

j)	purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

k)	act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; and

l)	issue any senior security

Non-Fundamental Policies of the Energy Fund

The following restrictions are imposed by the management of the Energy Fund and may be changed by the Board without shareholder approval at any time. The Energy Fund may not:

(a)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which Spirit of America Investment Fund, Inc., (the “Company”), its administrator, Huntington Asset Services, Inc. (“HASI”) or its Adviser (collectively, the “Service Provider(s)”), may disclose the Energy Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Energy Fund’s portfolio securities is HASI. The Company and its Service Providers shall only disclose information concerning securities held in the Energy Fund’s portfolios under the following circumstances:

The Company or a Service Provider may disclose the Energy Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Energy Fund’s portfolio holdings; examples of instances in which selective disclosure of the Energy Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Energy Fund may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Energy Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are made publicly available and are sent to shareholders within 60 days following the end of each fiscal quarter.

In the event that the Company or a Service Provider discloses the Energy Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Energy Fund’s portfolio securities.

HASI is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Energy Fund’s portfolio securities is in the best interests of the Energy Fund’s shareholders and to avoid any potential or actual conflicts of interest with HASI, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Energy Fund’s portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Energy Fund’s portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Energy Fund’s portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Energy Fund. The Board establishes the Energy Fund’s policies and oversees and reviews the management of the Energy Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Energy Fund.

Set forth below are the Directors and executive officers of the Energy Fund, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS

David Lerner[2] (79) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Daniel Lerner[2] (53) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

Allen Kaufman (78) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[3]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (78) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.

Richard Weinberger (78) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	6	None

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh (61) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer Secretary	Since 2003 Since 2005	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Joseph Pickard (54) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each Director serves for an indefinite term, until his successor is elected.
[2]	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Energy Fund. Information as of December 31, 2014 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

David Lerner.	Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Company since inception. Mr. David Lerner has over 36 years of securities industry experience and is the President and a Director of the Adviser.

Daniel Lerner.	Mr. Daniel Lerner has been a Director of the Company since inception. He has over 27 years of securities industry experience and is also a Senior Vice President and a Director of the Distributor.

Allen Kaufman.	Mr. Kaufman has been a Director of the Company since inception. He has over 47 years of business leadership experience and is currently a president and chief executive officer of an insurance company.

Stanley S. Thune.	Mr. Thune has been a Director of the Company since inception. He has over 41 years of business leadership experience and is currently the president and chief executive officer of a logistics management company.

Richard Weinberger.	Mr. Weinberger has been a Director of the Company since 2005. He has been an attorney since 1963, and has experience with commercial law, securities law and litigation and is currently an arbitrator for FINRA.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Fund. The Board also elects the Company’s officers who conduct the daily business of the Energy Fund. The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Energy Fund’s officers, and senior management of the Adviser and other service providers of the Energy Fund at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

Currently the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the Investment Company Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Energy Fund’s President, is the Chairman of the Board and is an Interested Director. Mr. Thune is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Energy Fund’s management between Board meetings. The Board believes that it is beneficial to have a representative of the Energy Fund’s management as its Chairman. Mr. David Lerner is president and a director of the Adviser, and oversees the investment and business affairs of the Energy Fund. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by the Energy Fund’s management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Energy Fund, potential conflicts of interest that could arise from these relationships and other risks that the Energy Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Energy Fund’s operations is important, in light of the size and complexity of the Energy Fund and the risks that the Energy Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Energy Fund, and the environment in which the Energy Fund operates, change.

Currently, the Board has an Audit Committee, Pricing Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs, Kaufman, Thune and Weinberger. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Energy Fund’s financial operations.

The Pricing Committee consists of a Portfolio Manager of the Company, the Chief Compliance Officer of the Adviser, any officer of the Company or any Director of the Company. The Pricing Committee has responsibility for, among other things, determining and monitoring the value of the Energy Fund’s assets.

The Compliance Committee consists of Messrs, Kaufman, Thune and Weinberger and Joseph Pickard, as the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law.

The Nominating Committee consists of Messrs, Kaufman and Thune. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Energy Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Energy Fund, to review and discuss the activities of the Energy Fund and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Energy Fund and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Energy Fund as of December 31, 2014.

Name of Director	David Lerner		Daniel Lerner	Allen Kaufman	Stanley Thune	Richard Weinberger
Energy Fund	Over $	100,000	None	$1 - $10,000	None	$1 - $10,000
All Registered Investment Companies Overseen by Director within the Family of Investment Companies	Over $	100,000	None	$10,001 - $50,000	$1 - $10,000	$10,001 - $50,000

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2014, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $4,250, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2014, the Company paid $24,000 for the Chief Compliance Officer fee. In addition, David Lerner Associates, Inc., a registered broker-dealer affiliated with the Adviser and the Energy Fund’s Distributor did not receive any brokerage commissions for the year ended December 31, 2014.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended December 31, 2014.

Name of Director	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
David Lerner	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0
Allen Kaufman	$22,500	$0	$0	$22,500
Stanley Thune	$22,500	$0	$0	$22,500
Richard Weinberger	$22,500	$0	$0	$22,500

(1)	Director fees and expenses are allocated among all of the Funds comprising the Company. For the fiscal year ended December 31, 2014, the Director fees and expenses were allocated to each Fund as follows: $16,680 to the Real Estate Fund, $9,170 to the Value Fund, $13,777 to the High Yield Fund, $26,087 to the Income Fund, $1,799 to the Opportunity Fund and $3,807 to the Energy Fund.
(2)	These figures represent the annual aggregate compensation paid by the Fund Complex for the fiscal year ended December 31, 2014. The Fund Complex is currently comprised of the Company.

Elimination of the Sales Load

The officers and present and former directors of the Energy Fund may purchase Class A Shares of the Fund at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Energy Fund’s officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Energy Fund.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in the Energy Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Energy Fund to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Energy Fund and its shareholders. Thus, the Energy Fund generally votes in line with management’s recommendations, as the Energy Fund believes that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Energy Fund or its shareholders, the Fund will vote against management’s recommendations.

In the event that a conflict arises between the interests of the Energy Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Energy Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Energy Fund, the Energy Fund’s portfolio manager reviews all issues up for vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Energy Fund voted proxies relating to portfolio securities is available for the Fund, without charge by calling collect 516-390-5565 and on the SEC’s website at http://www.sec.gov. As this is the Energy Fund’s first fiscal year in operation, historical proxy voting information is not applicable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 3, 2015, the officers and Directors, as a group, owned beneficially less than 1.00% of the Class A Shares of the Energy Fund.

As of March 3, 2015, no organizations or individuals held of record or beneficially 5% or more of the shares of the Class A Shares of the Energy Fund. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Energy Fund and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Energy Fund, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Energy Fund’s officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Energy Fund is 0.95% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of the Energy Fund’s Class A Shares until April 30, 2016 will not exceed 1.55%. For the fiscal year ended November 30, 2014, the fees for the Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Fund were as follows:

Fiscal Year Ended November 30, 2014

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Energy Fund	$233,450	$76,210	$157,240

INFORMATION ABOUT PORTFOLIO MANAGER

Other Accounts Managed

As of the date of this SAI, the Portfolio Manager does not provide portfolio management for any other registered investment companies, pooled investment vehicles or other accounts that are not a series of the Spirit of America Investment Funds.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Manager may be required to allocate time and investment ideas across multiple funds. The Portfolio Manager may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. The Portfolio Manager’s management of his/her personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Energy Fund, Raymond Mathis, is also the Portfolio Manager of the Real Estate Fund. Conflicts of interest may arise because Mr. Mathis has day-to-day management responsibilities with respect to both the Funds. These potential conflicts include:

Limited Resources. The Portfolio Manager cannot devote his full time and attention to the management of each of the accounts that he manages. Accordingly, the Portfolio Manager may be limited in his ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Manager were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Manager have differing investment strategies. If the Portfolio Manager determines that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Manager may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Manager selects the brokers that execute securities transactions for the accounts that he supervises. In addition to executing trades, some brokers provide the Portfolio Manager with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Manager’s decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that he manages, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between the Energy Fund and other accounts managed by the Portfolio Manager, the Portfolio Manager will use good faith efforts so that the Energy Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Manager.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Managers employed by DLA in the Fund as of December 31, 2014.

Fund	Raymond A. Mathis	Alpana Sen	William Mason	Douglas Revello
Energy Fund	0	$10,0001 - $50,000	0	0

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, the founder of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor. The shares of the Energy Fund are offered continuously.

Legal Proceedings

On May 7, 2010, DLA, the Fund’s principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleges that DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA, including the suspension described below. DLA appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years thereafter, beginning on November 19, 2012. The fines and suspensions do not involve the Energy Fund or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. On April 23, 2014, the United States Court of Appeals for the Second Circuit substantially affirmed the April 3, 2013 decision of United States District Judge, Kiyo A. Matsumoto, dismissing with prejudice the class action complaint in In Re Apple REITs Litigation. The Second Circuit held that Judge Matsumoto correctly found that there were no material misrepresentations or omissions in the offering materials for Apple REITs Six through Ten. The appeals court upheld dismissal of ten of the thirteen claims in the case, including all federal and state securities law claims, and also upheld Judge Matsumoto’s refusal to allow plaintiffs to amend their complaint. The appeals court remanded three state common law claims to the District Court for the Eastern District of New York for further proceedings. DLA expects the District Court to dismiss the remaining state common law claims, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their remaining claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Energy Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor the Energy Fund was a party to any of the investigations or actions listed in this section.

In October 2013, a class action litigation, titled Lewis v. Delaware Charter Guarantee & Trust Company, et al., (the “Litigation”) was commenced in federal court in Nevada against DLA, the Fund’s principal underwriter and distributor, along with other defendants, alleging, inter alia, breach of fiduciary duty, aiding and abetting breach of fiduciary duty, negligence and misrepresentation. The plaintiffs, purportedly customers who maintain individual retirement accounts at DLA which contained non-traded REIT securities, allege, among other things, that the defendants failed to accurately provide annual fair market values for those REIT securities. The Litigation was transferred to the U.S. District Court for the Eastern District of New York and is currently pending. DLA expects that the Litigation will be dismissed, although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. The Adviser was not a party to the Litigation.

Distribution and Service Plans

The Energy Fund has adopted a Rule 12b-1 Plan (the “Plan”) with respect to its Class A shares.

The Plan provides that the Distributor may use the fees paid by the Energy Fund under the Plan (“12b-1 fees”) to finance the distribution of the Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The Plan provides that the Distributor will use the 12b-1 fees received from the Energy Fund for expenses incurred in the promotion and distribution of the shares of the Fund. 12b-1 fees received from the Energy Fund will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor.

The Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Energy Fund’s Class A Shares are not obligated under its Plan to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average daily net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plan per annum will be borne by the Distributor.

The Energy Fund intends to operate the Plan in accordance with its terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the Plan are subject to annual review and approval by the Energy Fund’s Independent Directors who have the authority to reduce the fees or terminate the Plan at any time. All payments made pursuant to the Plan shall be made for the purpose of selling shares issued by the Energy Fund or servicing shareholder accounts.

Under the Plan, the Distributor reports the amounts expended under the Plan and the purposes for which such expenditures were made, to the Directors of the Fund for their review on a quarterly basis. Also, the Plan provides that the selection and nomination of Independent Directors who are not interested persons of the Energy Fund, as defined in the 1940 Act, are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other Independent Directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Energy Fund. Daniel Lerner is an interested person of the Fund.

The Plan was adopted because of its anticipated benefit to the Energy Fund. These anticipated benefits include: increased promotion and distribution of the Energy Fund’s shares, an enhancement in the Energy Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Energy Fund, and, to the extent that assets remain invested in the Energy Fund, greater flexibility in achieving investment objectives.

The following chart indicates the principal type of activities for which 12b-1 fees were used for the fiscal year ended November 30, 2014:

Fund Name	Total 12b-1 Fees Paid to Distributor	Payments for Advertising	Payments for Printing and Mailing	Payments for Compensation to Broker- Dealers
Energy Fund Class A Shares*	$61,434	$16,680	$8,607	$58,804

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.

The table below sets forth the aggregate amounts of sales charges paid by shareholders for the fiscal year ended November 30, 2014:

November 30, 2014
Aggregate Amount Paid	Amount Received by Distributor
$5,028,842	$5,028,842

Name of Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
Energy Fund Class A Shares*	$5,028,842	$0	$43,999

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.

Administrative Services Agent and Fund Accountant

HASI, located at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, provides the back office services for the Energy Fund. The services include the day-to-day administration of matters necessary to the Fund’s operations, maintenance of records and books, preparation of reports and compliance monitoring.

HASI also serves as the accounting agent for the Fund and maintains the accounting books and records of the Energy Fund, calculates the Energy Fund’s NAVs in accordance with the provisions of the Energy Fund’s current Prospectus and prepares for the Energy Fund’s approval and use various government reports, tax returns, and proxy materials.

For the fiscal year ended November 30, 2014, the accounting and administration fees paid for the Energy Fund were as follows:

Fiscal Year Ended November 30, 2014*

Fund	Accounting & Administration Fee Payable	Net Fee Paid
Energy Fund	$8,210	$8,210

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.

Transfer Agent

HASI serves as the Energy Fund’s transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

Custodian

The Huntington National Bank (“HNB”), 7 Easton Oval, Columbus, OH 43219, is custodian of the Energy Fund’s assets pursuant to a custodian agreement. Under the custodian agreement, HNB (i) maintains a separate account or accounts in the name of the Energy Fund, (ii) holds and transfers portfolio securities on account of the Energy Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Energy Fund, (iv) collects and receives all income and other payments and distributions on account of the Energy Fund’s securities and (v) makes periodic reports to the Directors concerning the Energy Fund’s operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) serves as the independent registered public accounting firm for the Energy Fund. As independent registered public accounting firm for the Energy Fund, Tait Weller reviews the financial statements of the Energy Fund contained in the Fund’s annual reports. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Energy Fund issues unaudited financial information semi-annually and audited financial statements annually. The Fund’s most recent annual and semi-annual reports are available without charge by calling collect at (516) 390-5565. Shareholder inquiries should be addressed to the Fund c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110. Purchase and redemption transactions should be made through HASI by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Energy Fund’s Class A Shares are sold at the NAV next determined after the Company’s transfer agent, HASI (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.75% of the offering price (6.10% of the net amount invested) reduced on investments of $25,000 or more. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed at the time of redemption on shares that were purchased within one year of the redemption date where an indirect commission was paid. The minimum initial investment for each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information.

Purchase orders for shares of the Energy Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange (“NYSE”), on any day that the NYSE is open for trading, will be purchased at the Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Fund.

RETIREMENT PLANS

The Energy Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Energy Fund has available forms of such plans pursuant to which investments can be made in the Fund. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 390-5565, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2014 are $5,500 annually if under age 50 and $6,500 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Energy Fund on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Energy Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. The Energy Fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

The Energy Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares” in the Prospectus. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Energy Fund’s portfolio.

The Energy Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Energy Fund’s shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Energy Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Energy Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A shares of a Fund for Class A shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

NET ASSET VALUE

The NAV per share for the Energy Fund is computed by adding the value of the Energy Fund’s investments, cash and other assets attributable to the Fund, deducting liabilities of the Fund and dividing the result by the number of shares outstanding. The public offering price is the Energy Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

The Energy Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Other assets, such as receivables, are valued at their book value, unless the Board determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Energy Fund intends to declare and pay distributions monthly which are expected to be characterized as return of capital distributions generated from the Fund’s holdings. The Energy Fund intends to declare and pay income dividends generated from the Fund’s earnings annually, however, the Fund may distribute such dividends more frequently. All such dividends and distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. The final determination of the amount of the Energy Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Energy Fund anticipates that, a significant portion of its distributions to shareholders will consist of a tax-free return of capital with respect to an investor’s principal investment for U.S. federal income tax purposes. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes. To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year. Unless requested otherwise by you, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

Each dividend and distribution, if any, declared by the Energy Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of distributions.

If you buy shares of the Energy Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The following is a general discussion of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Fund by U.S. Holders (as described below) who hold their shares as capital assets (as defined for these purposes). For purposes of this discussion, a “U.S. Holder” means a beneficial owner shares that is any of the following for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

•	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of the Fund’s shares that is not a U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Fund. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment company;

•	an insurance company;

•	a tax-exempt organization;

•	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes; or

•	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

TO ENSURE COMPLIANCE WITH IRS CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS DISCLOSURE IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY PERSON FOR THE PURPOSE OF: (A) AVOIDING PENALTIES THAT MAY BE IMPOSED ON THEM UNDER THE CODE, AND (B) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION OR MATTER ADDRESSED HEREIN. THIS DISCLOSURE IS MADE IN ACCORDANCE WITH THE RULES OF TREASURY DEPARTMENT CIRCULAR 230 GOVERNING STANDARDS OF PRACTICE BEFORE THE INTERNAL REVENUE SERVICE.

Taxation of the Fund

The Fund will be treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on the shares. In addition, distributions to Holders of the shares will be taxed under U.S. federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, the Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

MLP Equity Securities

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for U.S. federal income tax purposes if they meet the income requirements discussed above. In such case, no U.S. federal income tax would be imposed at the MLP entity level. A partnership’s items of taxable income, gain, loss and deductions are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest.

When the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent of the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Holders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%). Because the Fund will be taxed as a regular corporation it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s adjusted tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income, the Fund’s allocable share of the MLPs’ tax-exempt income, and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, the Fund’s allocable share of the MLP’s non-deductible expenses, reductions in the Fund’s allocable share of the MLP’s debt (if any) and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s tax basis in the MLP, such distribution will reduce the Fund’s tax basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

In addition, for purposes of calculating the Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Taxation of Distributions

The gross amount of distributions by the Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains.

To the extent that the amount of any distribution exceeds the Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which the Fund intends to invest, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income

Recently enacted legislation generally requires U.S. Holders who are individuals, estates or trusts to pay an additional 3.8% tax on, among other things, dividends on and capital gains from the sale or other disposition of Fund shares. U.S. Holders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Information Reporting and Backup Withholding

In general, information reporting will apply to distributions in respect of shares and the proceeds from the sale, exchange or other disposition of shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the Holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%) may apply to such payments if the Holder fails to provide a taxpayer identification number (generally on a Form W-9) or certification of other exempt status, fails to properly report dividend and interest income, and in certain other circumstances.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Fund. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Additional Withholding Requirements

Under legislation enacted in 2010 and administrative guidance, a 30% U.S. federal withholding tax may apply to any dividends paid after June 30, 2014, and the gross proceeds from a disposition of shares occurring after December 31, 2016, in each case paid to (i) a “foreign financial institution” (as specifically defined in the legislation), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the legislation) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their ownership and disposition of the Fund’s shares.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because the Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

The Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A U.S. HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

Cost Basis Information

The Energy Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired by you where the cost basis of the shares is known by the Fund (referred to as “covered shares”). However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Energy Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, When required to report cost basis, the Energy Fund will calculate it using the Fund’s default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Energy Fund’s available cost basis reporting methods, including the default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Energy Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Energy Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method at the time of the initial purchase into your account, the default method will be applied to your covered shares. The Energy Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Energy Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Energy Fund’s brokerage orders and may direct orders to any unaffiliated broker. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

The Adviser is authorized by the Energy Fund to direct portfolio transactions to broker-dealers who may provide bona fide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Energy Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Fund.

The Energy Fund has a Directed Brokerage Policy adopted pursuant to Rule 38a-1 under the 1940 Act. The policy ensures that the Energy Fund’s selection of broker-dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Energy Fund, its adviser, or its distributor from entering into an agreement under which the Fund directs brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Fund’s shares. Currently, there are no outside brokers selling Fund shares. The Energy Fund paid brokerage commissions according to the chart below:

Fund Name	Fiscal Year Ended November 30, 2014*
Energy Fund	$43,999

*	For the period July 10, 2014 (commencement of operations) to November 30, 2014.

No brokerage commissions were paid by the Funds to DLA during the fiscal year ended November 30, 2014.

As of November 30, 2014, the Energy Fund did not hold securities of its regular brokers or dealers.

CAPITAL STOCK

The Company currently has six series: the Real Estate Fund, the Value Fund, the High Yield Tax Free Fund, the Income Fund, the Opportunity Fund and the Energy Fund. The authorized capital stock of the Real Estate Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the High Yield Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Opportunity Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Energy Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds’ Directors may increase the number of authorized shares without shareholder approval. The Real Estate Fund, the Value Fund, the High Yield Fund, the Income Fund, the Opportunity Fund and the Energy Fund each currently offer one class of shares, Class A Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund’s outstanding shares may request that a special meeting be called to consider the removal of any Directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Energy Fund as set forth in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2014, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Tait Weller, an independent registered public accounting firm, for the fiscal year ended November 30, 2014. The report of Tait Weller is included in the Fund’s annual report. Please turn to the front cover of this SAI to find out how you can obtain a copy of these reports.